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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               DECEMBER 15, 1998


                            LITTLE SWITZERLAND, INC.
                          --------------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                   0-19369                 66-0476514
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(State or other jurisdiction  (Commission file number)      (IRS employer
      of incorporation)                                   identification no.)


         161-B CROWN BAY CRUISE SHIP PORT, ST. THOMAS, U.S.V.I.  00802
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (340) 776-2010
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Item 5 - Other Events
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     Little Switzerland, Inc. (the "Company") issued a press release on December
15, 1998 confirming that it had scheduled an annual meeting of stockholders to be held on Thursday, February 25, 1999, with a record date of January 8, 1999.
A copy of the Company's press release is attached hereto and incorporated herein in its entirety.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

     Exhibit 99.1 - Press Release of Little Switzerland, Inc., dated December 15, 1998.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LITTLE SWITZERLAND, INC.



Date: December 15, 1998       By: /s/ C. William Carey
                                 ------------------------------
                                 C. William Carey
                                 Chief Executive Officer

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                                 EXHIBIT INDEX

   Exhibit No.  Description
   -----------  -----------

   Exhibit 99.1 --  Press Release of Little Switzerland, Inc., dated
                    December  15, 1998.